Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Richard Gist, Senior Vice President and Chief Financial Officer of Armstrong Energy, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	The Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Richard Gist
J. Richard Gist
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

May 14, 2015